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============     Application for Market Value Adjusted Annuity
 ANNUITIES                          John Hancock Variable LIfe Insurance Company
- ------------                  John Hancock Place, P.O. Box 853, Boston, MA 02117
John Hancock   Group Contract Number_____________
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               Participant

_______________________   _________/______/_________   _____/____/____ [_]Male
Name                      Social Security No./Tax ID   Date of Birth   [_]Female

______________________________________________________________________
Street                    City                     State      Zip Code
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  Joint Participant (spouse only)

_______________________   _________/______/_________   _____/____/____ [_]Male
Name                      Social Security No./Tax ID   Date of Birth   [_]Female

______________________________________________________________________
Street                    City                     State      Zip Code
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  Annuitant (if other than Participant)
_______________________   _________/______/_________   _____/____/____ [_]Male
Name                      Social Security No./Tax ID   Date of Birth   [_]Female

______________________________________________________________________
Street                    City                     State      Zip Code
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Beneficiary               Relationship     Provisional Date of Maturity:
                                            Guarantee Period ending
                                            prior to the Annultant's
                                            [_] 85th Birthday (Non-Qualified)
                                            [_] 70th Birthday (Qualified)
                                            [_] Other age ___________
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Certificate Provisions                 *Initial Guarantee Period:   [_] 7 Years
  Premium Payment $______________                [_] 3 Years        [_] 8 Years
                                                 [_] 5 Years        [_] 9 Years
  Initial Interest Rate_______%                  [_] 6 Years        [_] 10 Years
                                                 [_] Other _____________________
  Effective Date ____/____/____        *all guarantee periods subject to
                                        availability
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Tax Qualified Plans                   Special Requests

[_] IRA       [_] Direct Transfer
[_] Rollover  [_] Other
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Will the Annuity applied for replace or change any    [_]Yes   [_]No
existing annuity or life insurance?

If yes, Issuer_______________ Contract Type____________ Contract Number_________

[_]1035 Exchange (please submit cost basis information)

Have you purchased another John Hancock
annuity during the previous 12 months?   [_]Yes   [_]No

[_] Receipt of a Prospectus is hereby acknowledged. If not checked, a prospectus will be mailed to you.
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an issuer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.
I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief.
Amounts payable under the certificate may be subject to a market value adjustment.

Signatures
          -------------------------------    -----------------------------------
                                             Joint Participant, if any

                                             Signed at:
          -------------------------------              -------------------------
          Annuitant, if other Participant                  City       State

          -------------------------------    -----------------------------------
          Registered Representative                        Date
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Registered Representative
Is the annuity applied for intended to replace or change any existing annuity or
life insurance?   [_] Yes  [_] No

Broker/Dealer___________________________________________  Agency Code___________

Registered Representative Name__________________________  Number________________
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Form 156-MVA-96